Exhibit 3.1
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
EXPENSIFY, INC.
Expensify, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:
1. The name of the corporation is Expensify, Inc. The date of the filing of its original certificate of incorporation with the Secretary of State of the State of Delaware was April 29, 2009.
2. This Amended and Restated Certificate of Incorporation (this “Certificate of Incorporation”), which restates, integrates and further amends the certificate of incorporation of this corporation as heretofore amended and restated, has been duly adopted by the corporation in accordance with Sections 242 and 245 of the DGCL and has been adopted by the requisite vote of the stockholders of the corporation, acting by written consent in lieu of a meeting in accordance with Section 228 of the DGCL.
3. The certificate of incorporation of this corporation is hereby amended and restated in its entirety to read as follows:

ARTICLE I
NAME
The name of the corporation is “Expensify, Inc.” (hereinafter called the “Corporation”).
ARTICLE II
REGISTERED OFFICE AND AGENT
The address of the Corporation’s registered office in the State of Delaware is 3500 South DuPont Highway, Dover, Delaware, County of Kent, 19901. The name of its registered agent at such address is Incorporating Services, Ltd.
ARTICLE III
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV
CAPITAL STOCK
Section 1.    Authorized Shares.
The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 1,060,000,000 shares, consisting of one billion (1,000,000,000) shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), 25 million (25,000,000) shares of LT10 Common Stock, par value $0.0001 per share (“LT10 Common Stock”), 25 million (25,000,000) shares of LT50 Common Stock, par value $0.0001 per share (“LT50 Common Stock,” and together with the LT10 Common Stock, the “LT Common Stock,” and together with the Class A Common Stock, the “Common Stock”), and ten million (10,000,000) shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”). Subject to the rights of holders of any series of Preferred Stock, the number of authorized shares of Class A Common Stock, LT10 Common Stock and LT50 Common Stock or Preferred Stock may be increased or decreased (but not below (i) the number of shares thereof then outstanding and (ii) with respect to the Class A Common Stock, the number of shares of Class A Common Stock reserved pursuant to Section 3(G)(ix) of this Article IV) by the affirmative vote of the holders of capital stock representing a majority of the voting power of all the then-outstanding shares of capital stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL.
Section 2.    Preferred Stock
Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation (the “Board”) as hereinafter provided. Subject to the rights of the holders of any series of Preferred Stock and except as otherwise provided by law, any shares of Preferred Stock that may be redeemed, purchased or acquired by the Corporation may be reissued by the Corporation.
Authority is hereby expressly granted to the Board from time to time to issue the Preferred Stock in one or more series and in connection with the creation of any such series, by adopting a resolution or resolutions providing for the issuance of the shares thereof and by filing a certificate of designations relating thereto in accordance with the DGCL, to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the DGCL. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior, equal or junior to any other series of Preferred Stock to the extent permitted by law.

Section 3.    Common Stock
(A)    Equal Status. Except as otherwise required by law or as expressly set forth in this Section 3 of Article IV, shares of Class A Common Stock, LT10 Common Stock and LT50 Common Stock shall have the same rights, privileges and powers, rank equally, share ratably and be identical in all respects as to all matters. The voting, dividend, liquidation and other rights, powers and preferences of the holders of Class A Common Stock, LT10 Common Stock and LT50 Common Stock are subject to, and qualified by, the rights, powers and preferences of holders of the Preferred Stock of any series as may be designated by the Board upon any issuance of the Preferred Stock of any series.
(B)    Voting. Except as otherwise required by applicable law, at all meetings of stockholders and on all matters submitted to a vote of stockholders of the Corporation generally, each holder of Class A Common Stock, as such, shall have the right to one (1) vote per share of Class A Common Stock held of record by such holder, each holder of LT10 Common Stock, as such, shall have the right to ten (10) votes per share of LT10 Common Stock held of record by such holder, and each holder of LT50 Common Stock, as such, shall have the right to fifty (50) votes per share of LT50 Common Stock held of record by such holder. Except as otherwise required by applicable law or provided in this Certificate of Incorporation, the holders of shares of Class A Common Stock, LT10 Common Stock and LT50 Common Stock, as such, shall (i) at all times vote together as a single class on all matters (including the election of directors) submitted to a vote of the stockholders of the Corporation generally, (ii) be entitled to notice of any stockholders’ meeting in accordance with the Amended and Restated Bylaws of the Corporation (as the same may be amended and/or restated from time to time, the “Bylaws”), and (iii) be entitled to vote upon such matters and in such manner as may be provided by applicable law; provided, however, that, except as otherwise required by applicable law, holders of Class A Common Stock, LT10 Common Stock and LT50 Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation or applicable law. There shall be no cumulative voting.
(C)    Dividend Rights. Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Class A Common Stock, LT10 Common Stock or LT50 Common Stock with respect to the payment of dividends in cash, property or shares of capital stock of the Corporation, dividends may be declared and paid on the shares of Class A Common Stock, LT10 Common Stock or LT50 Common Stock, out of any assets of the Corporation legally available therefore at such times and in such amounts as the Board in its discretion shall determine; provided, however, that in the event a dividend is paid in the form of shares of Class A Common Stock, LT10 Common Stock or LT50 Common Stock (or in rights to acquire, or securities convertible into or exchangeable for, such shares), then holders of Class A Common Stock shall be entitled to receive shares of Class A Common Stock (or rights to acquire, or securities convertible into or exchangeable for, such shares, as the case may be), holders of LT10 Common Stock shall be entitled to receive shares of LT10 Common Stock (or rights to acquire, or securities convertible into or exchangeable for, such shares, as the case may be), and holders of LT50 Common Stock shall be entitled to receive shares of LT50 Common Stock (or rights to acquire, or securities convertible into or exchangeable for, such shares, as the case may be), with holders of shares of Class A Common Stock, LT10 Common Stock and LT50 Common Stock receiving, on a per share basis, an identical number of shares of Class A Common Stock, LT10 Common Stock or LT50 Common Stock as the case may be (or rights to acquire, or securities convertible into or exchangeable for, such shares, as the case may be), as applicable. Notwithstanding the foregoing, the Board may declare and the Corporation may pay a disparate dividend per share of Class A Common Stock, LT10 Common Stock or LT50 Common Stock (whether the disparity shall be in the amount of such dividend payable per share, the form in which such dividend is payable (whether it shall be payable in cash, shares of capital stock of the Corporation, other securities of the Corporation, or any combination of the foregoing), the timing of the payment, or otherwise).
(D)    Subdivisions, Combinations or Reclassifications. Shares of Class A Common Stock, LT10 Common Stock and LT50 Common Stock may not be subdivided, combined or reclassified unless the shares of the other classes are concurrently therewith proportionately subdivided, combined or reclassified in a manner that maintains the same proportionate equity ownership between the holders of the outstanding Class A Common Stock, LT10 Common Stock and LT50 Common Stock on the record date for such subdivision, combination or reclassification; provided, however, that shares of one such class may be subdivided, combined or reclassified in a different or disproportionate manner if such subdivision, combination or reclassification is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock, LT10 Common Stock and LT50 Common Stock, each voting separately as a class.
(E)    Liquidation, Dissolution or Winding Up. Subject to the preferential or other rights of any holders of Preferred Stock then outstanding, upon the dissolution, distribution of assets, liquidation or winding up of the Corporation, whether voluntary or involuntary, holders of Class A Common Stock, LT10 Common Stock and LT50 Common Stock will be entitled to receive ratably all assets of the Corporation available for distribution to its stockholders unless disparate or different treatment of the shares of each such class with respect to distributions upon any such liquidation, dissolution, distribution of assets or winding up is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock, LT10 Common Stock and LT50 Common Stock, each voting separately as a class.
(F)    Restrictions on Transfers of Shares of LT Common Stock.
(i)     To the maximum extent permitted under applicable law, no holder of LT Common Stock shall Transfer any shares of LT Common Stock to any person or entity unless the requirements set forth in Section 3(H) of this Article IV have been satisfied. “Transfer” of a share of LT Common Stock means any sale, contract to sell, assignment, transfer, conveyance, hypothecation, pledge, sale of any option or contract to purchase, purchase of any option or contract to sell, grant of any option, right or warrant to purchase, hedging, swap or other agreement or transaction that transfers, in whole or in part, any of the economic consequences of ownership, (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined), loan, or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value, whether direct or indirect, whether any such transaction is to be settled by delivery of such share of LT Common Stock, in cash or otherwise, and whether voluntary or involuntary or by operation of law, and shall include, without limitation, (a) a transfer of a share of LT Common Stock to a broker or other nominee (regardless of whether or not there is a corresponding change in beneficial ownership) or (b) the transfer of, or entering into a binding agreement with respect to, the exclusive power (whether directly or indirectly) to vote or direct the voting of such share of LT Common Stock, including by proxy, voting agreement or otherwise; provided, however, that a “Transfer” shall not include: (1) the grant of a proxy to officers or directors of the Corporation at the request of the Board in connection with actions to be taken at an annual or special meeting of stockholders; (2) any Transfer to or by the trust (the “Expensify Voting Trust”) established under that certain Voting Trust Agreement, dated as of November 9, 2021, by and between the Company and the holders named therein (as it may be amended and/or restated from time to time in accordance with its terms, the “Voting Trust Agreement”); (3) a Transfer to a decedent’s estate upon the death of a holder of LT Common Stock; (4) an Exchange as defined in and pursuant to Section 3(H)(iii) of this Article IV; or (5) the fact that the spouse of any holder of LT Common Stock possesses or obtains an interest in such holder’s shares of LT Common Stock arising solely by reason of the application of the property transfer laws of any jurisdiction, so long as no other event or circumstance shall exist or have occurred that constitutes a Transfer of such shares of LT Common Stock.
(ii)    Notwithstanding the foregoing, the Board shall be able to waive, upon the affirmative vote of a majority of the members of the Board, any or all of the requirements of Section 3(H) of this Article IV with respect to the Transfer of any shares of LT Common Stock.
(iii)    Any Transfer of shares of LT Common Stock not made in accordance with this Section 3(F) and Section 3(H), or pursuant to Section 3(G), of this Article IV shall be void ab initio, and the Corporation shall not treat the transferee in such transaction as a holder of such shares for any purpose.
(G)    Conversion of LT Common Stock.
(i)    Optional Conversion by Holder of LT Common Stock. Each share of LT Common Stock shall be convertible into one (1) fully paid and nonassessable share of Class A Common Stock at the option of the holder thereof solely upon the satisfaction of and subject to the requirements set forth in Section 3(H) of this Article IV.
(ii)    Automatic Conversion Upon Certain Transfers. Except in the case of a Non-Converting Transfer, each share of LT Common Stock shall automatically, without further action by the Corporation or the holder thereof, convert into one (1) fully paid and nonassessable share of Class A Common Stock upon the occurrence of a Transfer of such share of LT Common Stock, provided that such Transfer is made in compliance with the requirements outlined in Section 3(F) and Section 3(H) of this Article IV. For the avoidance of doubt, any Transfer of shares of LT Common Stock not made in accordance with such provisions shall be void and the Corporation shall not treat the transferee in such transaction as a holder of such shares for any purposes. A “Non-Converting Transfer” means a Transfer of shares of LT Common Stock (i) to be held in trust by the Trustees of the Expensify Voting Trust; (ii) in an Exchange as defined in and pursuant to Section 3(H)(iii) of this Article IV; (iii) to the estate of a decedent holder of LT Common Stock, upon such holder’s death; or (iv) approved in advance by the affirmative vote of a majority of the members of the Board.
(iii)    Automatic Conversion Upon Reduction in Outstanding Shares. Each outstanding share of LT Common Stock shall automatically, without further action by the Corporation or the holder thereof, convert into one (1) fully paid and nonassessable share of Class A Common Stock upon the first date on which the then-outstanding shares of LT Common Stock represent less than two percent (2%) of all then-outstanding shares of Common Stock.
(iv)    Policies and Procedures. The Corporation may, from time to time, establish such policies and procedures, not in violation of applicable law or the other provisions of this Certificate of Incorporation, relating to the conversion of the LT Common Stock into Class A Common Stock and the general administration of this multi-class stock structure, including the issuance of stock certificates with respect thereto, as it may deem necessary or advisable, and may from time to time request that holders of shares of LT Common Stock furnish such certifications, affidavits or other proof to the Corporation as it deems necessary to verify the ownership of LT Common Stock and to confirm that a conversion to Class A Common Stock has not previously occurred. A determination by the Board that a Transfer has resulted or will result in a conversion of the LT Common Stock to Class A Common Stock shall be conclusive and binding on all persons to the fullest extent permitted by law.
(v)    Status of Converted Stock. In the event any shares of LT Common Stock are converted into shares of Class A Common Stock pursuant to this Section 3, the shares of LT Common Stock so converted shall be retired and shall not be reissued by the Corporation.
(vi)    Effect of Conversion on Payment of Dividends. Notwithstanding anything to the contrary in this Section 3(G), if the date on which any share of LT Common Stock is converted into Class A Common Stock pursuant to the provisions of this Section 3(G) occurs after the record date for the determination of holders of LT Common Stock entitled to receive any dividend to be paid on the shares of LT Common Stock, the holder of such shares of LT Common Stock as of such record date will be entitled to receive such dividend on such payment date; provided, that, notwithstanding any other provision of this Certificate of Incorporation, to the extent that any such dividend is payable in shares of LT Common Stock (or rights to acquire, or securities convertible into or exchangeable for, such shares, as the case may be), such dividend shall be deemed to have been declared, and shall be payable in, shares of Class A Common Stock (or rights to acquire, or securities convertible into or exchangeable for, such shares, as the case may be), and no shares of LT Common Stock shall be issued in payment thereof.
(ix)    Shares Reserved for Issuance. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of LT Common Stock, such number of shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of LT Common Stock into shares of Class A Common Stock.

(H)    LT Common Stock Transfer and Conversion Requirements.
(i)    Notice Requirement. Before any shares of LT Common Stock shall be converted into shares of Class A Common Stock pursuant to Section 3(G)(i) of this Article IV or Transferred pursuant to Section 3(F) of this Article IV, the holder of such shares, or if such shares are held in the Expensify Voting Trust, the beneficial holder of such shares, shall provide written notice of such conversion or Transfer intent, delivered simultaneously to the Trustees (as defined in the Voting Trust Agreement) of the Expensify Voting Trust in the manner set forth in the Voting Trust Agreement and to the Corporation at its principal corporate office, and shall state therein the number of shares of LT10 Common Stock and/or LT50 Common Stock to be so converted or Transferred. From and after the time that a holder of LT Common Stock is no longer an employee of or other service provider to the Corporation or any of its subsidiaries, the Corporation shall have the right to submit a written notice of conversion on such holder’s behalf, without the consent of such holder, delivered to the holder at the address of such holder set forth in the Company’s books and records.
(ii)    Notice Period. The “Notice Period” for each share of LT10 Common Stock shall be ten (10) months, and for each share of LT50 Common Stock shall be fifty (50) months, following the receipt of notice as set forth in Section 3(H)(i) of this Article IV.
(iii)    Exchange. During the applicable Notice Period, the Trustees shall attempt to identify a holder of shares of Class A Common Stock who is an employee of or other service provider to the Corporation or a subsidiary and is interested in exchanging shares of Class A Common Stock (a “Class A Transferor”) for the shares of LT Common Stock subject to the notice, on a one-for-one basis (an “Exchange”). If a Class A Transferor is identified, the Trustees shall provide written notice to the holder of shares of LT Common Stock seeking to convert or Transfer shares of LT Common Stock pursuant to this Section 3(H) (the “LT Holder”), the Class A Transferor and the Corporation, at its principal corporate office, stating the names of such LT Holder and Class A Transferor, the date on which the applicable notice period expires (the “Notice Expiration Date”), and any applicable instructions to facilitate the Exchange. Prior to the Notice Expiration Date, (x) the Class A Transferor shall be required to deliver to the Corporation a written instrument or instruments of transfer with respect to the shares of Class A Common Stock that are the subject of the Exchange, in form satisfactory to the Corporation, duly executed by such Class A Transferor, as well as, if applicable, a certificate or certificates representing such shares, provided, however, that if such shares of Class A Common Stock are held in the Expensify Voting Trust, such items shall be provided by the Trustees, (y) the LT Holder shall be required to deliver to the Trustees any written instrument or instruments requested by the Trustees, and (z) if the Class A Transferor is not a party to the Voting Trust Agreement, the Class A Transferor shall deliver to the Trustees an executed joinder agreement such that following the Exchange the Class A Transferor shall be a party to the Voting Trust Agreement and the shares of LT Common Stock subject to the Exchange shall remain in the Voting Trust. The Exchange shall be deemed effective immediately prior to the close of business on the first business day following the Notice Expiration Date; provided, however, that the Corporation may extend such effective date by up to five (5) days if necessary to effectuate the Exchange (such date, the “Effective Date”). The Corporation shall, as soon as practicable after the Effective Date, issue and deliver to such LT Holder a certificate or certificates representing the number of shares of Class A Common Stock to which such holder is entitled upon the Exchange (if such shares of

Class A Common Stock are certificated) or shall register such shares of Class A Common Stock in book-entry form (if such shares of Class A Common Stock are uncertificated), and the Trustees shall revise the Trust Register (as defined in the Voting Trust Agreement) accordingly, in each case effective as of the Effective Date.
(iv)    Conversion of LT Common Stock if No Exchange. If the Trustees are unable to identify a Class A Transferor to participate in an Exchange prior to the Notice Expiration Date, they shall provide written notice to the Corporation no later than one business day prior to the Notice Expiration Date, and the Corporation shall, as soon as practicable following the Notice Expiration Date, effectuate the conversion of the shares of LT Common Stock subject to the notice into shares of Class A Common Stock on a one-for-one basis in accordance with this Section 3(H)(iv). In the event of such a conversion, as soon as practicable following the Notice Expiration Date, the holder of record of LT Common Stock shall surrender the certificate or certificates therefor (if any), duly endorsed, at the principal corporate office of the Corporation and shall provide written notice (the “Conversion Notice”) to the Corporation at its principal corporate office stating therein the name or names (i) in which the certificate or certificates representing the shares of Class A Common Stock into which the shares of LT Common Stock being converted are to be issued (if such shares of Class A Common Stock are certificated), or (ii) in which such shares of Class A Common Stock are to be registered in book-entry form (if such shares of Class A Common Stock are uncertificated). If the shares of Class A Common Stock into which shares of LT Common Stock are to be converted are to be issued in a name or names other than the name of the beneficial holder of the shares of LT Common Stock being converted, such notice shall be accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder. The Corporation shall, as soon as practicable thereafter, issue and deliver to such holder, or to the nominee or nominees of such holder, a certificate or certificates representing the number of shares of Class A Common Stock to which such holder shall be entitled upon conversion (if such shares of Class A Common Stock are certificated) or shall register such shares of Class A Common Stock in book-entry form (if such shares of Class A Common Stock are uncertificated). Any such conversion shall be deemed effective immediately prior to the close of business on the date of such surrender of the shares of LT Common Stock to be converted(the “Conversion Effective Time”), which may occur following or contemporaneously with the provision of the Conversion Notice. The shares of Class A Common Stock issuable upon such conversion shall be deemed outstanding as of the Conversion Effective Time, and the person or persons entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be deemed to be the record holder or holders of such shares of Class A Common Stock as of the Conversion Effective Time.
ARTICLE V
AMENDMENT OF THE CERTIFICATE OF INCORPORATION
The Corporation reserves the right to amend, alter, change, adopt or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation; provided, however, that notwithstanding any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of shares of any class or series of capital stock of the Corporation required by law or by this Certificate of Incorporation:
(A) so long as any shares of LT10 Common Stock remain outstanding, the Corporation shall not, without the prior affirmative vote of the holders of a majority of the outstanding shares of LT10 Common Stock, voting as a separate class, in addition to any other vote required by applicable law or this Certificate of Incorporation, directly or indirectly, whether by amendment, or through merger, recapitalization, consolidation or otherwise, amend, alter, change, repeal or adopt any provision of this Certificate of Incorporation (1) that alters or changes, any of the voting, conversion, dividend or liquidation provisions of the shares of LT10 Common Stock or other rights, powers, preferences or privileges of the shares of LT10 Common Stock; (2) to provide for each share of LT50 Common Stock to have more than fifty (50) votes per share or for each share of Class A Common Stock to have more than one (1) vote per share or any rights to a separate class vote of the holders of the LT50 Common Stock or the shares of Class A Common Stock other than as provided by this Certificate of Incorporation or required by the DGCL; or (3) to otherwise adversely impact the rights, powers, preferences or privileges of the shares of LT10 Common Stock in a manner that is disparate from the manner in which it affects the rights, powers, preferences or privileges of the shares of LT50 Common Stock or the shares of Class A Common Stock;
(B) so long as any shares of LT50 Common Stock remain outstanding, the Corporation shall not, without the prior affirmative vote of the holders of a majority of the outstanding shares of LT50 Common Stock, voting as a separate class, in addition to any other vote required by applicable law or this Certificate of Incorporation, directly or indirectly, whether by amendment, or through merger, recapitalization, consolidation or otherwise, amend, alter, change, repeal or adopt any provision of this Certificate of Incorporation (1) that alters or changes, any of the voting, conversion, dividend or liquidation provisions of the shares of LT50 Common Stock or other rights, powers, preferences or privileges of the shares of LT50 Common Stock; (2) to provide for each share of LT10 Common Stock to have more than ten (10) votes per share or for each share of Class A Common Stock to have more than one (1) vote per share or any rights to a separate class vote of the holders of the LT10 Common Stock or the shares of Class A Common Stock other than as provided by this Certificate of Incorporation or required by the DGCL; or (3) to otherwise adversely impact the rights, powers, preferences or privileges of the shares of LT50 Common Stock in a manner that is disparate from the manner in which it affects the rights, powers, preferences or privileges of the shares of LT10 Common Stock or the shares of Class A Common Stock; and
(C) so long as any shares of Class A Common Stock remain outstanding, the Corporation shall not, without the prior affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock, voting as a separate class, in addition to any other vote required by applicable law or this Certificate of Incorporation, directly or indirectly, whether by amendment, or through merger, recapitalization, consolidation or otherwise, amend, alter, change, repeal or adopt any provision of this Certificate of Incorporation to provide for each share of LT10 Common Stock to have more than ten (10) votes per share or for each share of LT50 Common Stock to have more than fifty (50) votes per share or for any rights to a separate class vote of the holders of shares of LT10 Common Stock or LT50 Common Stock, or of LT10 Common Stock

and LT50 Common Stock voting together as a single class, other than as provided by this Certificate of Incorporation or required by the DGCL.
ARTICLE VI
AMENDMENT OF BYLAWS
In furtherance and not in limitation of the powers conferred by the DGCL, the Board shall have the power to adopt, amend, alter or repeal the Bylaws. The stockholders shall also have the power to adopt, amend, alter or repeal the Bylaws; provided, however, that in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class.
ARTICLE VII
BOARD OF DIRECTORS
Section 1.    Number of Directors.
(A)     The business and affairs of the Corporation shall be managed by or under the direction of the Board, except as otherwise provided by law.
(B)    Subject to the rights of holders of any series of Preferred Stock to elect directors, the number of the directors of the Corporation shall be fixed from time to time by resolution of the Board, but shall initially be eight (8) members. Unless and except to the extent that the Bylaws shall so require, the election of directors of the Corporation need not be by written ballot.
Section 2.    Terms of Office.
Subject to the rights of holders of any series of Preferred Stock to elect directors, each director shall serve for a term ending on the date of the next annual meeting of stockholders following the annual meeting of stockholders at which such director was elected; provided, further, that the term of each director shall continue until the election and qualification of his or her successor and be subject to his or her earlier death, disqualification, resignation or removal.
Section 3.    Vacancies
Subject to the rights of holders of any series of Preferred Stock, any newly created directorship that results from an increase in the number of directors or any vacancies on the Board that result from the death, resignation, disqualification or removal from office or from any other cause shall be filled solely by the affirmative vote of a majority of the members of the Board then in office, even if less than a quorum of the Board, or by a sole remaining director, and shall not be filled by the stockholders. Any director so chosen shall hold office until his or her successor shall be duly elected and qualified or until his or her earlier death, disqualification, resignation or removal.

Section 4.    Removal
Subject to the rights of the holders of any series of Preferred Stock, any director may be removed from office at any time, with or without cause, by the affirmative vote of stockholders holding at least a majority in voting power of the shares of capital stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class.
Section 5.    Committees
For as long as the Expensify Voting Trust holds securities representing at least 50% of the voting power of outstanding capital stock of the Corporation, there shall be an Executive Committee of the Board, consisting of five (5) directors of the Corporation, which shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; provided that such committee shall not have power or authority in reference to the following matters: (i) matters that must be approved by an Audit Committee of the Board, (ii) matters that must be approved by a committee qualified to grant equity to persons subject to Section 16 of the Securities and Exchange Act of 1934, as amended, for purposes of exempting transactions pursuant to Section 16b-3 thereunder, (iii) matters required under the DGCL to be approved by the full Board, or (iv) as otherwise required by SEC rules and the Stock Exchange Rules. The Executive Committee may not delegate any or all of its powers and authority to a subcommittee.
Section 6.    Stockholder Nominations and Introduction of Business.
Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the Bylaws.
Section 7.    Preferred Stock Directors.
During any period when the holders of any series of Preferred Stock have the right to elect additional directors as provided for or fixed pursuant to the provisions of Article IV hereof or any certificate of designation of any series of Preferred Stock, then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total number of authorized directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions, and (ii) each such additional director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his earlier death, disqualification, resignation or removal. Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof or any certificate of designation of any series of Preferred Stock, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, all such additional directors elected by the holders of such stock, or elected or appointed to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors shall automatically cease to be qualified as directors, the terms of office of all such directors shall forthwith terminate and the total authorized number of directors of the Corporation shall be reduced accordingly.
ARTICLE VIII
LIMITATION OF DIRECTOR LIABILITY
To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that nothing contained in this Article VIII shall eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to the provisions of Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. No amendment, repeal or modification of this Article VIII shall apply to or have any adverse effect on any right or protection of, or any limitation of the liability of, a director of the Corporation existing at the time of such amendment, repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.
ARTICLE IX
INDEMNIFICATION
The Corporation shall have the power to provide rights to indemnification and advancement of expenses to its current and former officers, directors, employees and agents and to any person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.
ARTICLE X
CONSENT OF STOCKHOLDERS IN LIEU OF MEETING
Subject to the terms of any series of Preferred Stock, (i) prior to the date on which the Expensify Voting Trust ceases to hold securities representing at least a majority of the voting power of outstanding capital stock of the Corporation, any action required or permitted to be taken by the stockholders of the Corporation may be effected by consent in lieu of a meeting and (ii) following such date, any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of the stockholders and may not be effected by consent in lieu of a meeting.

ARTICLE XI
SPECIAL MEETING OF STOCKHOLDERS
Subject to the terms of any series of Preferred Stock, special meetings of stockholders for any purpose or purposes may be called at any time by or at the direction of (i) the Board, (ii) the Chairman of the Board, (iii) the Chief Executive Officer of the Corporation or (iv) prior to the date on which the Expensify Voting Trust ceases to hold securities representing at least a majority of the voting power of outstanding capital stock of the Corporation, the holders of a majority of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.
ARTICLE XII
FORUM SELECTION
Unless the Corporation consents in writing to the selection of an alternative forum, (a) the Court of Chancery (the “Chancery Court”) of the State of Delaware (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action, suit or proceeding brought on behalf of the Corporation, (ii) any action, suit or proceeding asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, other employee or stockholder of the Corporation to the Corporation or to the Corporation’s stockholders, (iii) any action, suit or proceeding arising pursuant to any provision of the DGCL or the bylaws of the Corporation or this Restated Certificate (as either may be amended or restated from time to time) or as to which the DGCL confers jurisdiction on the Chancery Court or (iv) any action, suit or proceeding asserting a claim against the Corporation governed by the internal affairs doctrine of the law of the State of Delaware; and (b) subject to the preceding provisions of this Article X, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause or causes of action arising under the Securities Act of 1933, as amended. If any action the subject matter of which is within the scope of clause (a) of the immediately preceding sentence is filed in a court other than the courts in the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (x) the personal jurisdiction of the state and federal courts in the State of Delaware in connection with any action brought in any such court to enforce the provisions of clause (a) of the immediately preceding sentence and (y) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.
Any person or entity purchasing or otherwise acquiring or holding any interest in any security of the Corporation shall be deemed to have notice of and consented to this Article X. Notwithstanding the foregoing, the provisions of this Article X shall not apply to suits brought to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts of the United States have exclusive jurisdiction.

If any provision or provisions of this Article X shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article X (including, without limitation, each portion of any paragraph of this Article X containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.
*    *    *

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed this 15th day of November, 2021.

EXPENSIFY, INC.

By:	/s/ David Barrett
	Name:	David Barrett
	Title:	Chief Executive Officer

CERTIFICATE OF RETIREMENT
OF
670 SHARES OF LT10 COMMON STOCK
OF
EXPENSIFY, INC.

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

Expensify, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”) (hereinafter the “Corporation”), hereby certifies as follows:

1. 670 outstanding shares of LT10 Common Stock, par value $0.0001 per share (“LT10 Common Stock”), of the Corporation have been converted into 670 shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), of the Corporation.
2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 15, 2021 provides that any shares of LT10 Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.
3.The Board of Directors of the Corporation has adopted resolutions retiring the 670 shares of LT10 Common Stock that converted into 670 shares of Class A Common Stock.
4.Accordingly, pursuant to the provisions of Section 243(b) of the DGCL, upon the filing of this Certificate of Retirement the Amended and Restated Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 670 shares, such that the total number of authorized shares of the Corporation shall be 1,059,999,330, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 24,999,330 shares designated LT10 Common Stock, 25,000,000 shares designated LT50 common stock, par value $0.0001 per share, of the Corporation, and 10,000,000 shares designated preferred stock, par value $0.0001 per share, of the Corporation.

Signature page follows.
1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 26th day of April, 2022.

Expensify, Inc.

By:	/s/ Cole Eason
Cole Eason
Secretary
2

CERTIFICATE OF RETIREMENT
OF
830 SHARES OF LT50 COMMON STOCK
OF
EXPENSIFY, INC.

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

Expensify, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”) (hereinafter the “Corporation”), hereby certifies as follows:

1. 830 outstanding shares of LT50 Common Stock, par value $0.0001 per share (“LT50 Common Stock”), of the Corporation have been converted into 830 shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), of the Corporation.
2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 15, 2021 provides that any shares of LT50 Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.
3.The Board of Directors of the Corporation has adopted resolutions retiring the 830 shares of LT50 Common Stock that converted into 830 shares of Class A Common Stock.
4.Accordingly, pursuant to the provisions of Section 243(b) of the DGCL, upon the filing of this Certificate of Retirement the Amended and Restated Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 830 shares, such that the total number of authorized shares of the Corporation shall be 1,059,998,500, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 24,999,330 shares designated LT10 Common Stock, 24,999,170 shares designated LT50 common stock, par value $0.0001 per share, of the Corporation, and 10,000,000 shares designated preferred stock, par value $0.0001 per share, of the Corporation.

Signature page follows.
1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 27th day of May, 2022.

Expensify, Inc.

By:	/s/ Cole Eason
Cole Eason
Secretary
2

CERTIFICATE OF RETIREMENT
OF
1,769 SHARES OF LT10 COMMON STOCK
OF
EXPENSIFY, INC.

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

Expensify, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”) (hereinafter the “Corporation”), hereby certifies as follows:

1. 1,769 outstanding shares of LT10 Common Stock, par value $0.0001 per share (“LT10 Common Stock”), of the Corporation have been converted into 1,769 shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), of the Corporation.
2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 15, 2021 provides that any shares of LT10 Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.
3.The Board of Directors of the Corporation has adopted resolutions retiring the 1,769 shares of LT10 Common Stock that converted into 1,769 shares of Class A Common Stock.
4.Accordingly, pursuant to the provisions of Section 243(b) of the DGCL, upon the filing of this Certificate of Retirement the Amended and Restated Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 1,769 shares, such that the total number of authorized shares of the Corporation shall be 1,059,996,731, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 24,997,561 shares designated LT10 Common Stock, 24,999,170 shares designated LT50 common stock, par value $0.0001 per share, of the Corporation, and 10,000,000 shares designated preferred stock, par value $0.0001 per share, of the Corporation.

Signature page follows.
1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 4th day of August, 2022.

Expensify, Inc.

By:	/s/ Cole Eason
Cole Eason
Secretary
2

CERTIFICATE OF RETIREMENT
OF
150 SHARES OF LT50 COMMON STOCK
OF
EXPENSIFY, INC.

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

Expensify, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”) (hereinafter the “Corporation”), hereby certifies as follows:

1. 150 outstanding shares of LT50 Common Stock, par value $0.0001 per share (“LT50 Common Stock”), of the Corporation have been converted into 150 shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), of the Corporation.
2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 15, 2021 provides that any shares of LT50 Common Stock which are converted into shares of Class A Common Stock shall be retired and shall not be reissued by the Corporation.
3.The Board of Directors of the Corporation has adopted resolutions retiring the 150 shares of LT50 Common Stock that converted into 150 shares of Class A Common Stock.
4.Accordingly, pursuant to the provisions of Section 243(b) of the DGCL, upon the filing of this Certificate of Retirement the Amended and Restated Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of capital stock of the Corporation by 150 shares, such that the total number of authorized shares of the Corporation shall be 1,059,996,581, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 24,997,561 shares designated LT10 Common Stock, 24,999,020 shares designated LT50 Common Stock, par value of $0.0001 per share, of the Corporation, and 10,000,000 shares designated preferred stock, par value $0.0001 per share, of the Corporation.

Signature page follows.
1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 22nd day of November, 2022.

Expensify, Inc.

By:	/s/ Cole Eason
Cole Eason
Secretary
2

CERTIFICATE OF RETIREMENT
OF
735 SHARES OF LT10 COMMON STOCK
OF
EXPENSIFY, INC.

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

Expensify, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”) (hereinafter the “Corporation”), hereby certifies as follows:

1. 735 outstanding shares of LT10 Common Stock, par value $0.0001 per share (“LT10 Common Stock”), of the Corporation have been converted into 735 shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), of the Corporation.
2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 15, 2021 provides that any shares of LT10 Common Stock which are converted into shares of Class A Common Stock shall be retired and shall not be reissued by the Corporation.
3.The Board of Directors of the Corporation has adopted resolutions retiring the 735 shares of LT10 Common Stock that converted into 735 shares of Class A Common Stock.
4.Accordingly, pursuant to the provisions of Section 243(b) of the DGCL, upon the filing of this Certificate of Retirement the Amended and Restated Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of capital stock of the Corporation by 735 shares, such that the total number of authorized shares of the Corporation shall be 1,059,995,846, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 24,996,826 shares designated LT10 Common Stock, 24,999,020 shares designated LT50 Common Stock, par value of $0.0001 per share, of the Corporation, and 10,000,000 shares designated preferred stock, par value $0.0001 per share, of the Corporation.

Signature page follows.
1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 8th day of February, 2023.

Expensify, Inc.

By:	/s/ Cole Eason
Cole Eason
Secretary
2

CERTIFICATE OF RETIREMENT
OF
588 SHARES OF LT10 COMMON STOCK
OF
EXPENSIFY, INC.

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

Expensify, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”) (hereinafter the “Corporation”), hereby certifies as follows:

1. 588 outstanding shares of LT10 Common Stock, par value $0.0001 per share (“LT10 Common Stock”), of the Corporation have been converted into 588 shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), of the Corporation.
2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 15, 2021 provides that any shares of LT10 Common Stock which are converted into shares of Class A Common Stock shall be retired and shall not be reissued by the Corporation.
3.The Board of Directors of the Corporation has adopted resolutions retiring the 588 shares of LT10 Common Stock that converted into 588 shares of Class A Common Stock.
4.Accordingly, pursuant to the provisions of Section 243(b) of the DGCL, upon the filing of this Certificate of Retirement the Amended and Restated Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of capital stock of the Corporation by 588 shares, such that the total number of authorized shares of the Corporation shall be 1,059,995,258, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 24,996,238 shares designated LT10 Common Stock, 24,999,020 shares designated LT50 Common Stock, each with a par value of $0.0001 per share, of the Corporation, and 10,000,000 shares designated preferred stock, par value $0.0001 per share, of the Corporation.

Signature page follows.
3

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 23rd day of June, 2023.

Expensify, Inc.

By:	/s/ Cole Eason
Cole Eason
Secretary
4

CERTIFICATE OF RETIREMENT
OF
1,249 SHARES OF LT10 COMMON STOCK
AND
79 SHARES OF LT50 COMMON STOCK
OF
EXPENSIFY, INC.

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

Expensify, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”) (hereinafter the “Corporation”), hereby certifies as follows:

1. 1,249 outstanding shares of LT10 Common Stock, par value $0.0001 per share (“LT10 Common Stock”), of the Corporation have been converted into 1,249 shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), of the Corporation.
2. 79 outstanding shares of LT50 Common Stock, par value $0.0001 per share (“LT50 Common Stock”), of the Corporation have been converted into 79 shares of Class A Common Stock of the Corporation.
3.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 15, 2021 provides that any shares of LT10 Common Stock or LT50 Common Stock which are converted into shares of Class A Common Stock shall be retired and shall not be reissued by the Corporation.
4.The Board of Directors of the Corporation has adopted resolutions retiring the 1,249 shares of LT10 Common Stock and the 79 shares of LT50 Common Stock that converted into 1,249 and 79 shares of Class A Common Stock, respectively, for a total of 1,328 shares of Class A Common Stock.
5.Accordingly, pursuant to the provisions of Section 243(b) of the DGCL, upon the filing of this Certificate of Retirement, the Amended and Restated Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of capital stock of the Corporation by 1,328 shares, such that the total number of authorized shares of the Corporation shall be 1,059,993,930, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 24,994,989 shares designated LT10 Common Stock, 24,998,941 shares designated LT50 Common Stock, each with a par value of $0.0001 per share, of the Corporation, and 10,000,000 shares designated preferred stock, par value $0.0001 per share, of the Corporation.

Signature page follows.
5

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 3rd day of August, 2023.

Expensify, Inc.

By:	/s/ Cole Eason
Cole Eason
Secretary
6

CERTIFICATE OF RETIREMENT
OF
284 SHARES OF LT10 COMMON STOCK
AND
29,307 SHARES OF LT50 COMMON STOCK
OF
EXPENSIFY, INC.

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

Expensify, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”) (hereinafter the “Corporation”), hereby certifies as follows:

1. 284 outstanding shares of LT10 Common Stock, par value $0.0001 per share (“LT10 Common Stock”), of the Corporation have been converted into 284 shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), of the Corporation.
2. 29,307 outstanding shares of LT50 Common Stock, par value $0.0001 per share (“LT50 Common Stock”), of the Corporation have been converted into 29,307 shares of Class A Common Stock of the Corporation.
3.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 15, 2021 provides that any shares of LT10 Common Stock or LT50 Common Stock which are converted into shares of Class A Common Stock shall be retired and shall not be reissued by the Corporation.
4.The Board of Directors of the Corporation has adopted resolutions retiring the 284 shares of LT10 Common Stock and the 29,307 shares of LT50 Common Stock that converted into 284 and 29,307 shares of Class A Common Stock, respectively, for a total of 29,591 shares of Class A Common Stock.
5.Accordingly, pursuant to the provisions of Section 243(b) of the DGCL, upon the filing of this Certificate of Retirement, the Amended and Restated Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of capital stock of the Corporation by 29,591 shares, such that the total number of authorized shares of the Corporation shall be 1,059,964,339, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 24,994,705 shares designated LT10 Common Stock, 24,969,634 shares designated LT50 Common Stock, each with a par value of $0.0001 per share, of the Corporation, and 10,000,000 shares designated preferred stock, par value $0.0001 per share, of the Corporation.

Signature page follows.
7

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 12th day of February, 2024.

Expensify, Inc.

By:	/s/ Cole Eason
Cole Eason
Secretary
8

CERTIFICATE OF RETIREMENT
OF
3,123,508 SHARES OF LT10 COMMON STOCK
OF
EXPENSIFY, INC.

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

Expensify, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”) (hereinafter the “Corporation”), hereby certifies as follows:

1. 3,123,508 outstanding shares of LT10 Common Stock, par value $0.0001 per share (“LT10 Common Stock”), of the Corporation have been converted into 3,123,508 shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), of the Corporation.
2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 15, 2021 provides that any shares of LT10 Common Stock which are converted into shares of Class A Common Stock shall be retired and shall not be reissued by the Corporation.
3.The Board of Directors of the Corporation has adopted resolutions retiring the 3,123,508 shares of LT10 Common Stock that converted into 3,123,508 shares of Class A Common Stock.
4.Accordingly, pursuant to the provisions of Section 243(b) of the DGCL, upon the filing of this Certificate of Retirement, the Amended and Restated Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of capital stock of the Corporation by 3,123,508 shares, such that the total number of authorized shares of the Corporation shall be 1,056,840,831, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 21,871,197 shares designated LT10 Common Stock, 24,969,634 shares designated LT50 Common Stock, each with a par value of $0.0001 per share, of the Corporation, and 10,000,000 shares designated preferred stock, par value $0.0001 per share, of the Corporation.

Signature page follows.
9

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 8th day of August, 2024.

Expensify, Inc.

By:	/s/ Cole Eason
Cole Eason
Secretary
10

CERTIFICATE OF RETIREMENT
OF
2,520 SHARES OF LT50 COMMON STOCK
OF
EXPENSIFY, INC.

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

Expensify, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”) (hereinafter the “Corporation”), hereby certifies as follows:

1. 2,520 outstanding shares of LT50 Common Stock, par value $0.0001 per share (“LT50 Common Stock”), of the Corporation have been converted into 2,520 shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), of the Corporation.
2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 15, 2021 provides that any shares of LT50 Common Stock which are converted into shares of Class A Common Stock shall be retired and shall not be reissued by the Corporation.
3.The Board of Directors of the Corporation has adopted resolutions retiring the 2,520 shares of LT50 Common Stock that converted into 2,520 shares of Class A Common Stock.
4.Accordingly, pursuant to the provisions of Section 243(b) of the DGCL, upon the filing of this Certificate of Retirement, the Amended and Restated Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of capital stock of the Corporation by 2,520 shares, such that the total number of authorized shares of the Corporation shall be 1,056,838,311, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 21,871,197 shares designated LT10 Common Stock, 24,967,114 shares designated LT50 Common Stock, each with a par value of $0.0001 per share, of the Corporation, and 10,000,000 shares designated preferred stock, par value $0.0001 per share, of the Corporation.

Signature page follows.
11

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 7th day of November, 2024.

Expensify, Inc.

By:	/s/ Cole Eason
Cole Eason
Secretary

12

CERTIFICATE OF RETIREMENT
OF
74,047 SHARES OF LT50 COMMON STOCK
OF
EXPENSIFY, INC.

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

Expensify, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”) (hereinafter the “Corporation”), hereby certifies as follows:

1. 74,047 outstanding shares of LT50 Common Stock, par value $0.0001 per share (“LT50 Common Stock”), of the Corporation have been converted into 74,047 shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), of the Corporation.
2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 15, 2021 provides that any shares of LT50 Common Stock which are converted into shares of Class A Common Stock shall be retired and shall not be reissued by the Corporation.
3.The Board of Directors of the Corporation has adopted resolutions retiring the the 74,047 shares of LT50 Common Stock that converted into 74,047 shares of Class A Common Stock.
4.Accordingly, pursuant to the provisions of Section 243(b) of the DGCL, upon the filing of this Certificate of Retirement, the Amended and Restated Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of capital stock of the Corporation by 74,047 shares, such that the total number of authorized shares of the Corporation shall be 1,056,764,264, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 21,871,197 shares designated LT10 Common Stock, 24,893,067 shares designated LT50 Common Stock, each with a par value of $0.0001 per share, of the Corporation, and 10,000,000 shares designated preferred stock, par value $0.0001 per share, of the Corporation.

Signature page follows.
13

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 26th day of February, 2026.

Expensify, Inc.

By:	/s/ Cole Eason
Cole Eason
Secretary
14